                   THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED PURSUANT TO RULE 901(d) OF REGULATION S-T


================================================================================

                                                                      EXHIBIT 25

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)           |__|

                             ----------------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


New York                                                13-5160382
(State of incorporation                                 (I.R.S. employer
if not a U.S. national bank)                            identification no.)

48 Wall Street, New York, N.Y.                          10286
(Address of principal executive offices)                (Zip code)


                             ----------------------


                                UNC INCORPORATED
              (Exact name of obligor as specified in its charter)


Delaware                                                54-1078297
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

175 Admiral Cochrane Drive
Annapolis, MD                                           21401
(Address of principal executive offices)                (Zip code)

                             ______________________

                 11% Senior Subordinated Notes Due June 1, 2006
                      (Title of the indenture securities)


================================================================================

1.   General information.  Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

- --------------------------------------------------------------------------------
               Name                                        Address
- --------------------------------------------------------------------------------

     Superintendent of Banks of the State of       2 Rector Street, New York,
     New York                                      N.Y.  10006, and Albany, N.Y.
                                                   12203

     Federal Reserve Bank of New York              33 Liberty Plaza, New York,
                                                   N.Y.  10045

     Federal Deposit Insurance Corporation         Washington, D.C.  20429

     New York Clearing House Association           New York, New York

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.  (See Note on page 3.)

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


                                      NOTE


     Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

     Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                   SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 7th day of August, 1996.


                                         THE BANK OF NEW YORK



                                         By:    /s/ ROBERT F. MCINTYRE
                                             ----------------------------
                                             Name:  ROBERT F. MCINTYRE
                                             Title: VICE PRESIDENT

                                                                   Exhibit 7

Consolidated Report of Condition of
THE BANK OF NEW YORK
of 48 Wall Street, New York, N.Y. 10296
And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System at the close of business March 31, 1996, published in accordance with a call made by the Federal Reserve Bank of the District XX to the provisions of the Federal Reserve Act.

                                                                 Dollar Amounts
                                                                 in Thousands
ASSETS
     Cash and balances due from depository Institutions
        bearing balances and currency                              $ 2,461.560
     Interest-bearing balances                                         835.563
Securities
     XXXX

Federal Funds
     XX

Loans
     XX
                                                                    27,309.342
     Assets in trading accounts                                        837.118
     Premises and XX assets (including XXXX)                           614.X57
     Over XX grace period                                               51.631
     XXXX......
     Customer XX
     XX                                                                436.668
     XX1                                                             1,247.908
     Total XX                                                       41,558.682

LIABILITIES
     Deposits

                                                                        XXXXX


                                                                        XXXXX


                                                                     $224.086
                                                                       29.728





                                                                    2,713.248

                                                                      803.292
                                                                        XXXXX

EQUITY CAPITAL
     Common Stock                                                     642.294
     Surplus                                                          526.666
                                                                    2,079.197


                                                                        3.197
Total Equity Capital                                                3,543.579
                                                                  $41,XX8.682

L. Robert E. XX, Senior Vice President and XX of the XX bank XX hereby XX this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and XX.
                                                                  Robert E. XX

We the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and be XX has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and XXXX and correct.
      J. Carter XX
      Thomas A. XX            Directors
      XX P. XX